Fidelity® Conservative Income Municipal Bond Fund
Class/Ticker
Fidelity Advisor® Conservative Income Municipal Bond Fund
A/FMNFX I/FMNGX Z/FMNHX

Summary Prospectus
May 22, 2023

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, reports to shareholders, and other information about the fund (including the fund's SAI) online at institutional.fidelity.com/fafunddocuments. You can also get this information at no cost by calling 1-866-997-1254 or by sending an e-mail request to funddocuments@fmr.com. The fund's prospectus and SAI dated May 22, 2023 are incorporated herein by reference.
245 Summer Street, Boston, MA 02210

Fund Summary
Fund/Class:
Fidelity® Conservative Income Municipal Bond Fund
/Fidelity Advisor® Conservative Income Municipal Bond Fund A, I, Z

Investment Objective

Fidelity® Conservative Income Municipal Bond Fund seeks to provide a high level of income, exempt from federal income tax, consistent with preservation of capital.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in the fund or certain other Fidelity® funds. More information about these and other discounts is available from your investment professional and in the "Fund Distribution" section beginning on page 31 of the prospectus. Different intermediaries may provide additional waivers or reductions of the sales charge. Please see "Sales Charge Waiver Policies Applied by Certain Intermediaries" in the "Appendix" section of the prospectus.

Shareholder fees (fees paid directly from your investment)
	Class A	Class I	Class Z
Maximum sales charge (load) on purchases (as a % of offering price)	1.50%	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)	NoneA	None	None

APurchases of $250,000 or more will not be subject to a front-end sales charge, but may be subject to a 0.50% contingent deferred sales charge (CDSC) if the intermediary firm has elected an upfront finder's fee at the time the shares are purchased, or a 0.75% CDSC if the shares purchased are recordkept in a Fidelity Advisor® 401(k) Retirement Plan.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
	Class A	Class I	Class Z
Management fee	0.20% A	0.20% A	0.20% A
Distribution and/or Service (12b-1) fees	0.15%	None	None
Other expenses	0.18% A	0.18% A	0.05% A
Total annual operating expenses	0.53%	0.38%	0.25%
Fee waiver and/or expense reimbursement	0.08% B	0.13% B	0.05% B
Total annual operating expenses after fee waiver and/or expense reimbursement	0.45%	0.25%	0.20%
ARestated to reflect current fees.
BFidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse Class A, Class I, and Class Z of the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of their average net assets, exceed 0.45%, 0.25%, and 0.20% (the Expense Caps). If at any time during the current fiscal year expenses for Class A, Class I, and Class Z of the fund fall below the Expense Caps, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Caps. These arrangements will remain in effect through April 30, 2025. FMR may not terminate these arrangements before the expiration date without the approval of the Board of Trustees and may extend them in its discretion after that date.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.
Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

	Class A	Class I	Class Z
1 year	$195	$26	$20
3 years	$300	$94	$70
5 years	$425	$185	$130
10 years	$789	$453	$308

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 56% of the average value of its portfolio.
Principal Investment Strategies
  Normally investing at least 80% of assets in U.S. dollar-denominated municipal money market securities and high quality investment-grade municipal debt securities whose interest is exempt from federal income tax.
  Investing up to 10% of assets in lower quality investment-grade securities.
  Managing the fund to have similar overall interest rate risk to the 50% Bloomberg Municipal Bond 1 Year (1-2Y) Index / 50% iMoneyNetSM All Tax-Free National Retail Money Market Funds Average.
  Normally maintaining a dollar-weighted average maturity of one year or less.
  Normally investing in securities with a maximum maturity of four years.
  Allocating assets across different market sectors and maturities.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
Principal Investment Risks
  Municipal Market Volatility.
The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes.
Interest rate increases can cause the price of a debt or money market security to decrease.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate.
Performance
The following information is intended to help you understand the risks of investing in the fund.
The information illustrates the changes in the performance of Fidelity® Conservative Income Municipal Bond Fund's shares from year to year and compares the performance of Fidelity® Conservative Income Municipal Bond Fund's shares to the performance of a securities market index and a hypothetical composite of market indexes over various periods of time. The indexes have characteristics relevant to the fund's investment strategies. Index descriptions appear in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.
Visit www.fidelity.com for more recent performance information for Fidelity® Conservative Income Municipal Bond Fund.
Performance history will be available at institutional.fidelity.com for Class A, Class I, and Class Z after Class A, Class I, and Class Z have been in operation for one calendar year.

Year-by-Year Returns *

2014	2015	2016	2017	2018	2019	2020	2021	2022
0.46%	0.42%	0.31%	1.11%	1.56%	2.00%	0.88%	0.05%	0.27%

During the periods shown in the chart for Fidelity® Conservative Income Municipal Bond Fund:	Returns	Quarter ended
Highest Quarter Return	0.80%	December 31, 2022
Lowest Quarter Return	-0.64%	March 31, 2022
Year-to-Date Return	0.90%	March 31, 2023

* The returns shown above are for Fidelity® Conservative Income Municipal Bond Fund, a class of shares of the fund that is not offered through this prospectus. Class A, Class I, and Class Z would have substantially similar annual returns to Fidelity® Conservative Income Municipal Bond Fund  because the classes are invested in the same portfolio of securities. Class A's, Class I's, and Class Z's returns would differ from Fidelity® Conservative Income Municipal Bond Fund's returns only to the extent that the classes do not have the same expenses. Fidelity® Conservative Income Municipal Bond Fund was formerly known as Institutional Class.
Average Annual Returns*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.
For the periods ended December 31, 2022	Past 1 year	Past 5 years	Life of class A
Fidelity® Conservative Income Municipal Bond Fund
Return Before Taxes	0.27%	0.95%	0.79%
Return After Taxes on Distributions	0.27%	0.95%	0.79%
Return After Taxes on Distributions and Sale of Fund Shares	0.56%	0.97%	0.79%
Bloomberg Municipal Bond 1 Year (1-2 Y) Index (reflects no deduction for fees, expenses, or taxes)	-1.13%	1.02%	0.83%
Fidelity Conservative Income Municipal Bond Composite Index℠ (reflects no deduction for fees, expenses, or taxes)	0.01%	1.00%	0.77%

AFrom October 15, 2013

* The returns shown above are for Fidelity® Conservative Income Municipal Bond Fund, a class of shares of the fund that is not offered through this prospectus. Class A, Class I, and Class Z would have substantially similar annual returns to Fidelity® Conservative Income Municipal Bond Fund because the classes are invested in the same portfolio of securities. Class A's, Class I's, and Class Z's returns would differ from Fidelity® Conservative Income Municipal Bond Fund's returns only to the extent that the classes do not have the same expenses. Fidelity® Conservative Income Municipal Bond Fund was formerly known as Institutional Class.
Investment Adviser
Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.
Portfolio Manager(s)
Elizah McLaughlin (Co-Portfolio Manager) has managed the fund since 2017.
Ryan Brogan (Co-Portfolio Manager) has managed the fund since 2021.
Cormac Cullen (Co-Portfolio Manager) has managed the fund since 2021.
Michael Maka (Co-Portfolio Manager) has managed the fund since 2021.
Purchase and Sale of Shares
You may buy or sell shares through a retirement account or through an investment professional.
You may buy or sell shares in various ways:
Internet
institutional.fidelity.com
Phone
To reach a Fidelity representative 1-877-208-0098
Mail
Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015
Shares of the fund are not eligible for purchase by registered investment companies or business development companies to the extent such acquisition is in reliance on Rule 12d1-4 under the Investment Company Act of 1940.
Class I and Class Z eligibility requirements are listed in the "Additional Information about the Purchase and Sale of Shares" section of the prospectus.
The price to buy one share of Class A is its offering price, if you pay a front-end sales charge, or its net asset value per share (NAV), if you qualify for a front-end sales charge waiver.
The price to buy one share of Class I or Class Z is its NAV.
Shares will be bought at the offering price or NAV, as applicable, next calculated after an order is received in proper form.
The price to sell one share of Class A is its NAV, minus any applicable contingent deferred sales charge (CDSC).
The price to sell one share of Class I or Class Z is its NAV.
Shares will be sold at the NAV next calculated after an order is received in proper form, minus any applicable CDSC.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
The fund seeks to earn income and pay dividends exempt from federal income tax. Income exempt from federal income tax may be subject to state or local tax. A portion of the dividends you receive may be subject to federal and state income taxes and may also be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to the fund's sale of municipal bonds.
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semi-annual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-877-208-0098. We will begin sending individual copies to you within 30 days of receiving your call.
Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
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